Exhibit 99.1

        Innodata Isogen Reports Fourth Quarter and Year-End 2005 Results

     NEW YORK--(BUSINESS WIRE)--March 9, 2006--INNODATA ISOGEN, INC. (NASDAQ:
INOD), a leading provider of content supply chain solutions, today announced a loss of $558,000, or $0.02 per diluted share, for the fourth quarter of 2005, versus net income of $1,097,000, or $0.04 per diluted share, for the fourth quarter of 2004.
     Revenues were $11,105,000 for the three months ended December 31, 2005, 15% higher than revenues of $9,647,000 for the third quarter of 2005, but a decline from revenues of $13,511,000 for the fourth quarter of 2004.
     For the twelve months ended December 31, 2005, the company recorded a loss of $1,651,000 or $0.07 per diluted share, down from net income of $7,857,000, or $0.32 per diluted share, earned in 2004. Revenues for the 2005 fiscal year were $42,052,000 versus $53,949,000 for the same period in 2004.
     Innodata Isogen's cash position remains substantial at $20,059,000 as of December 31, 2005, compared with $20,663,000 at the end of 2004. The company generated approximately $1,100,000 cash from operating activities in 2005.
     While Innodata Isogen anticipates first quarter 2006 revenues to be lower year over year, the company expects to achieve improved results for the year overall, according to Jack Abuhoff, chairman and chief executive officer of Innodata Isogen.
     "Demand for the type of outsourced information management and knowledge services we provide is increasing at a healthy pace," Abuhoff said. "Satisfaction and loyalty among our clients are at historic highs and we've seen some very important relationships progress steadily.
     "The entire management team understands what we need to do to improve new business acquisition, and ultimately, our financial results. To that end, we're making the continued investments to get there as quickly as possible. I'm quite confident that we will deliver improved performance and achieve higher overall revenues in 2006."

     Timing of Conference Call with Q&A

     Innodata Isogen will conduct an investor conference call, including a question & answer period, at 11:00 AM ET today. Interested parties can participate in this call by dialing the following call-in numbers:

     1-800-811-8830 (Domestic)
     1-913-981-4904 (International)

     Replays will also be made available at:
     1-888-203-1112 (Domestic Replay)
     1-719-457-0820 (International Replay)
     (Passcode on replay only: 2624535)

     Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in a listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

     About Innodata Isogen

     Innodata Isogen (NASDAQ: INOD) helps organizations create, manage and distribute information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.
     We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.
     Innodata Isogen (www.innodata-isogen.com) is named to both EContent Magazine's EContent 100 and KM World Magazine's 100 Companies That Matter In Knowledge Management. KM World Magazine also recognized the unique value of the Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2005 annual honors.

     This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.
     These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of our clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that we acquire, changes in our business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.
     Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (In thousands, except per share amounts)


                                 Three Months Ended     Year Ended
                                    December 31,        December 31,
                                    2005    2004       2005     2004
                                   ------- -------    -------  -------
                                                     (Un-
                                    (Unaudited)      audited)(Audited)

REVENUES                          $11,105 $13,511    $42,052  $53,949
                                  ------- -------    -------  -------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses          7,948   8,569     30,920   33,050
 Selling and administrative
  expenses                          3,917   2,691     13,684   10,205
 Aborted offering costs                 -     625          -      625
 Bad debt recovery - net                -       -          -     (963)
 Interest income - net               (130)    (49)      (439)     (62)
                                  ------- -------    -------  -------

     Total                         11,735  11,836     44,165   42,855
                                  ------- -------    -------  -------
(LOSS) INCOME BEFORE (BENEFIT
 FROM) PROVISION FOR INCOME TAXES    (630)  1,675     (2,113)  11,094

(BENEFIT FROM) PROVISION FOR
 INCOME TAXES                         (72)    578       (462)   3,237
                                  ------- -------    -------  -------

NET (LOSS) INCOME                 $  (558)$ 1,097    $(1,651) $ 7,857
                                  ======= =======    =======  =======

(LOSS) INCOME PER SHARE:
 Basic                            $  (.02)$   .05    $  (.07) $   .35
                                   ======= =======    =======  =======
 Diluted                          $  (.02)$   .04    $  (.07) $   .32
                                   ======= =======    =======  =======

WEIGHTED AVERAGE SHARES
 OUTSTANDING:
 Basic                             23,267  22,622     23,009   22,288
                                   ======= =======    =======  =======
 Diluted                           23,267  25,646     23,009   24,817
                                   ======= =======    =======  =======


                INNODATA ISOGEN, INC., AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In Thousands)

                                                   December 31,
                                                2005          2004
                                              ---------     ---------
                                             (Unaudited)    (Audited)

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                     $  20,059     $  20,663
Accounts receivable-net                           7,169         8,019
Prepaid expenses and other current assets         1,543         1,757
Refundable income taxes                           1,215             -
Deferred income taxes                               338           645
                                              ---------     ---------

       Total current assets                      30,324        31,084

PROPERTY AND EQUIPMENT - NET                      4,756         4,559

OTHER ASSETS                                      1,789           893

GOODWILL                                            675           675
                                              ---------     ---------

TOTAL                                         $  37,544     $  37,211
                                              =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses         $   3,232     $   3,412
Accrued salaries, wages and related
 benefits                                         3,567         3,979
Income and other taxes                            1,363         1,304
Current portion of long term obligations            663           180
                                              ---------     ---------

       Total current liabilities                  8,825         8,875

DEFERRED INCOME TAXES                             1,357         1,449

LONG TERM OBLIGATIONS                               548           150

STOCKHOLDERS' EQUITY                             26,814        26,737
                                              ---------     ---------

TOTAL                                         $  37,544     $  37,211
                                              =========     =========


     CONTACT: Innodata Isogen
              Al Girardi, 201-488-1200, ext. 5392
              agirardi@innodata-isogen.com